                                  SCHEDULE 14A
                                 (RULE 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

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                                   SPSS INC.
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                                  [SPSS LOGO]

                                   SPSS INC.
                             233 SOUTH WACKER DRIVE
                            CHICAGO, ILLINOIS 60606

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JUNE 20, 2001

     The 2001 annual meeting of Stockholders of SPSS Inc. will be held at the headquarters of SPSS at 233 South Wacker Drive, Chicago, Illinois, on Wednesday, June 20, 2001 at 1:00 p.m. (Chicago time), for the following purposes:

     (1) To elect two directors of SPSS to serve until the 2004 annual meeting of Stockholders;

     (2) To ratify the appointment of KPMG LLP as independent auditors of SPSS for the fiscal year 2001; and

     (3) To transact any other business as may be properly brought before the annual meeting or any adjournment thereof.

     Only stockholders of record as of May l, 2001, are entitled to notice of, and to vote at, the annual meeting and any adjournment or postponement thereof. Whether or not you plan to attend the annual meeting, please complete, sign, date and return the enclosed proxy card in the accompanying envelope as promptly as possible to ensure that your shares are represented and voted in accordance with your wishes. Sending in your proxy will not prevent you from voting in person at the annual meeting.

                                          By Order of the Board of Directors

                                          /s/ Edward Hamburg
                                          Edward Hamburg
                                          Secretary of SPSS Inc.

Chicago, Illinois
May 21, 2001

                                   SPSS INC.
                             233 SOUTH WACKER DRIVE
                            CHICAGO, ILLINOIS 60606
                                PROXY STATEMENT
                       FOR ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JUNE 20, 2001

     THE ENCLOSED PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF SPSS INC. FOR USE AT THE ANNUAL MEETING OF STOCKHOLDERS AT 1:00 P.M. (CHICAGO TIME) ON JUNE 20, 2001. Shares of SPSS' common stock, par value $0.01 per share, represented by a properly executed proxy in the accompanying form, will be voted at the annual meeting. If no specific instructions are given with regard to matters being voted upon, the shares represented by a signed proxy card will be voted according to the recommendations of the Board of Directors of SPSS (the "Board"). The Board presently does not intend to bring any matter before the annual meeting except those referred to in this Proxy Statement and specified in the Notice of Annual Meeting, nor does the Board know of any matters which anyone else proposes to present for action at the annual meeting. However, if any other matters properly come before the annual meeting, the persons named in the accompanying proxy, or their duly constituted substitutes acting at the annual meeting, will be authorized to vote or otherwise act thereon using their reasonable judgment and discretion; provided, however, that proxies directing a vote against a proposal may not be voted, pursuant to such discretionary authority, for a proposal to adjourn the annual meeting to permit further solicitation with respect to the proposal. The proxy may be revoked at any time before its exercise by sending written notice of revocation to Edward Hamburg, Secretary, SPSS Inc., 233 South Wacker Drive, Chicago, Illinois 60606, by signing and delivering a subsequently dated proxy card or by attending the annual meeting in person and giving notice of revocation to the Inspector of Election. This Proxy Statement and the accompanying Notice of Annual Meeting of Stockholders and proxy card are being mailed to stockholders beginning on or about May 21, 2001.

     May 1, 2001 was the record date for the determination of stockholders entitled to notice of, and to vote at, the annual meeting. On that date, there were outstanding and entitled to vote 13,710,448 shares of SPSS common stock, which is SPSS' only class of voting securities. Each stockholder is entitled to one vote for each share of SPSS common stock held of record. For a period of at least ten days prior to the annual meeting, a complete list of stockholders entitled to vote at the annual meeting will be available for examination by stockholders during regular business hours at SPSS' headquarters, 233 South Wacker Drive, Chicago, Illinois.

     One Inspector of Election, a representative of Computershare, appointed by the Board of Directors will determine the shares represented at the annual meeting and the validity of proxies and count all votes. Abstentions and broker non-votes will be included when determining whether a quorum is present at the annual meeting. An abstention has the effect of voting against a matter since an abstention is counted as a share "entitled to vote," but is not included as a vote for or against such matter. Broker non-votes have no effect since they are not counted as shares "entitled to vote" and are not included as votes for or against any proposal.

     A plurality of the shares of SPSS common stock present in person or represented by proxy at the annual meeting is required for the election of directors. An affirmative vote of a majority of the shares of SPSS common stock present in person or represented by proxy and entitled to vote at the annual meeting is required for the approval of all other matters being submitted to the stockholders for their consideration.

                                   PROPOSAL 1

                             ELECTION OF DIRECTORS

     In accordance with the by-laws of SPSS, the Board of Directors has at present fixed the number of directors constituting the Board at eight. In accordance with SPSS' Restated Certificate of Incorporation, the directors have been divided into three classes. The class of directors whose term expires at the 2001 annual meeting consists of two (2) persons. SPSS proposes to elect two
(2) directors, each of whom will hold office for a term of three years and until their successors have been duly elected and qualified or their earlier resignation or removal. Unless otherwise instructed by the stockholder, the persons named in the enclosed form of proxy will vote the shares represented by such proxy for the election of the nominees named in this Proxy Statement.

     SPSS has no reason to believe that the nominees named herein will be unavailable to serve as directors. However, if such nominees for any reason are unable to serve or for good cause will not serve, the proxy may be voted for such substitute nominees as the persons appointed in the proxy may in their discretion determine. Stockholders may not cumulate their votes in the election of directors.

     The following nominees are currently directors of SPSS:

     MERRITT LUTZ has been a Director of SPSS since 1988. He is currently Chairman of Morgan Stanley Technology Holdings, Inc. and he manages the strategic technology investments and partnerships for the firm. Previously, he was President of Candle Corporation, a worldwide supplier of systems software from 1989 to November 1993. Mr. Lutz is a Director of Interlink Electronics, Inc., a Nasdaq company, and four privately held software companies:
Algorithmics, Business Engine, ThruPoint and Beacon International. He is a former Director of the Information Technology Association of American and the NASD Industry Advisory Committee. He holds a bachelors and masters degree from Michigan State University.

     KENNETH HOLEC has been a director of SPSS since the merger with ShowCase Corporation on February 26, 2001. Mr. Holec was president and chief executive officer and a member of the board of directors of ShowCase from November 1993 until the merger with SPSS. From 1985 to 1993, Mr. Holec was president and chief executive officer of Lawson Software, a provider of high-end financial and human resource management software solutions. Currently, Mr. Holec is a director of Cysive, Inc., IntraNet Solutions, Inc., a maker of Web-based document management products for corporate intranets, Free Desk and Text Quest, Inc.

        THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR
           THE ELECTION OF EACH OF THE DIRECTOR NOMINEES NAMED ABOVE.

            INFORMATION CONCERNING EXECUTIVE OFFICERS AND DIRECTORS

OFFICES AND DIRECTORS

     The following table shows information as of April 30, 2001 with respect to each person who is a named executive officer or director of SPSS.

                NAME                     AGE                            POSITION
                ----                     ---                            --------
Norman Nie(2)........................    57     Chairman of the Board of Directors
Jack Noonan..........................    53     Director, President and Chief Executive Officer
Edward Hamburg.......................    49     Executive Vice President, Corporate Operations Chief
                                                Financial Officer, and Secretary
Mark Battaglia.......................    41     Executive Vice President, Corporate Marketing
Ian Durrell..........................    58     Executive Vice President, SPSS Market Research
Susan Phelan.........................    44     Executive Vice President, SPSS Business Intelligence
Bernard Goldstein(1)(2)..............    70     Director
Merritt Lutz(1)......................    58     Director
Michael Blair(1)(2)..................    56     Director
Promod Haque.........................    52     Director
William Binch........................    61     Director
Kenneth Holec........................    45     Director

---------------
(1) Member of the Compensation Committee

(2) Member of the Audit Committee

     Jack Noonan has served as Director as well as President and Chief Executive Officer since joining SPSS in January 1992. Mr. Noonan was President and Chief Executive Officer of Microrim Corp., a developer of database software products, from 1990 until December 1991. Mr. Noonan served as Vice President of the

Product Group of Candle Corporation, a developer of IBM mainframe system software, from 1985 to 1990. Mr. Noonan is a Director of Morningstar, Inc., Repository Technologies, Inc., and Visual Insights, Inc. Mr. Noonan is a member of the advisory committee to Napersoft, Inc.

     Edward Hamburg, Executive Vice President, Corporate Operations, Chief Financial Officer and Secretary, was elected Senior Vice President, Corporate Operations in July 1992, Chief Financial Officer in June 1993 and Secretary in June 1994. Dr. Hamburg previously served as Senior Vice President, Business Development, and was responsible for product and technology acquisitions as well as joint venture opportunities. Dr. Hamburg first joined SPSS in 1978 and served in a variety of marketing and product management capacities. He joined the faculty at the University of Illinois at Chicago in 1982, and returned to SPSS in 1986. Dr. Hamburg received his Ph.D. from the University of Chicago.

     Mark Battaglia, Executive Vice President, Corporate Marketing, joined SPSS in October 1988. Mr. Battaglia served as Vice President of Marketing at London House, a publisher in the Maxwell Communications family, from June 1987 until joining SPSS. Mr. Battaglia received his MBA in 1984 from the University of Chicago.

     Ian Durrell, Executive Vice President SPSS Market Research, joined SPSS in February 1991. Before that time, he served as head of European marketing for Unify Corporation, a supplier of relational database management systems, and was a partner of Partner Development International, a strategic partnering firm from 1987 to 1989. Mr. Durrell graduated from the Royal Military Academy, Sandhurst, in the United Kingdom.

     Susan Phelan, Executive Vice President, SPSS Business Intelligence, joined SPSS in 1980 as a sales representative. She assumed her current position in 1987. Ms. Phelan received her MBA from the University of Illinois at Chicago.

     Bernard Goldstein has been a Director of SPSS since 1987. He is a Director of Broadview International, LLC, which he joined in 1979. He is a past President of the Information Technology Association of America, the industry trade association of the computer service industry, and past Chairman of the Information Technology Foundation. Mr. Goldstein was a Director of Apple Computer Inc. until August 1997, and is currently a Director of Sungard Data Systems, Inc., Giga Information Group, Inc, and several privately held companies. He is a graduate of both the Wharton School of the University of Pennsylvania and the Columbia University Graduate School of Business.

     Norman Nie, Chairman of the Board and co-founder of SPSS, designed SPSS' original statistical software beginning in 1967 and has been a Director and Chairman of the Board since SPSS' inception in 1975. He served as Chief Executive Officer of SPSS from 1975 to 1991. In addition to his current responsibilities as Chairman of the Board, Dr. Nie is a research professor at Stanford University and a professor emeritus in the Political Science Department at the University of Chicago. His research specialties include public opinion, voting behavior and citizen participation. He has received three national awards for his books in these areas. During 1998, he became a technology partner in Oak Investment Partners and, in his role at Oak, is a director of several privately-held companies. Dr. Nie received his Ph.D. from Stanford University.

     Michael Blair has been a Director of SPSS since July 1997. Since April 1974, he has been Chairman, Chief Executive, and founder of Cyborg Systems, Inc., a human resource management software company. Mr. Blair is a Director of Computer Corporation of America, and Repository Technologies, Inc. He is a board member of the Chicago Software Association and a board member of Benefits & Compensation Magazine. Mr. Blair holds a bachelor's degree in mathematics and physics from the University of Missouri.

     Promod Haque has been a director of SPSS since the merger with ShowCase Corporation on February 26, 2001. Dr. Haque was a director of ShowCase from March 1992 until the merger with SPSS. Dr. Haque joined Norwest Venture Partners, a venture capital firm, in November 1990 and is currently managing general partner of Norwest Venture Partners VIII & VII, general partner of Norwest Venture Partners VI and general partner of Norwest Equity Partners V &
VI. Dr. Haque is a director of Extreme Networks, Inc., Primus Knowledge Solutions, Redback Networks and several privately held companies.

     William Binch has been a director of SPSS since the merger with ShowCase Corporation on February 26, 2001. Mr. Binch was a director of ShowCase from 1999 until the merger with SPSS. Mr. Binch was senior vice president of worldwide operations for Hyperion Solutions from July 1997 to May 1999. Prior to Hyperion, he was a senior executive for Business Objects and Prism, two business intelligence and data-warehousing companies. In addition, Mr. Binch served as vice president of strategic accounts at Oracle Corporation and has held sales and management positions at IBM, Intel and Fortune. He also is a director of four other technology companies: Ventaso, Inc., seeCommerce and Saama Technologies, Inc.

     SPSS's Board of Directors is divided into three classes serving staggered three-year terms. Mr. Lutz and Mr. Holec are each serving a three-year term expiring at the 2001 annual meeting. Mr. Goldstein, Mr. Binch and Dr. Nie are each serving a three-year term expiring at the 2002 annual meeting. Mr. Noonan, Dr. Haque and Mr. Blair are each serving a three-year term expiring at the 2003 annual meeting. For a discussion of the nomination rights granted to specific stockholders of SPSS, see "Stockholders Agreement." The executive officers named herein have terms expiring at the next annual meeting or when their successors are duly elected and qualified.

INFORMATION ABOUT THE BOARD OF DIRECTORS

     The Board of Directors held nine meetings during 2000. The Board of Directors has two standing committees -- the Audit Committee and the Compensation Committee. During 2000, no Director attended fewer than 75% of the aggregate of all meetings of the Board of Directors, or all meetings of the Compensation Committee and Audit Committee, held while serving as a Director.

REPORT OF THE SPSS AUDIT COMMITTEE

     The Audit Committee operates under a written charter adopted by the Board of Directors. A copy of that charter is attached as Appendix A to this Proxy Statement.

     The Audit Committee assists the Board of Directors in fulfilling its responsibility to oversee management's implementation of SPSS' financial reporting process. In discharging its oversight role, the Audit Committee reviewed and discussed with management and KPMG LLP, the independent auditor, the audited financial statements of SPSS as of and for the year ended December 31, 2000. Management of SPSS is responsible for those financial statements and the reporting process, including the system of internal controls. The independent auditor is responsible for expressing an opinion on the conformity of those financial statements with accounting principles generally accepted in the United States.

     The Audit Committee met privately with KPMG, and discussed issues deemed significant by the auditor, including those required by Statements on Auditing Standards No. 61 and 90 (Communications with Audit Committees), as amended. In addition, the Audit Committee received from KPMG the written disclosures and the letter required by the Independence Standards Board Standard No. 1 and the Audit Committee has discussed with KPMG its independence from SPSS and its management. The Audit Committee also considered whether the provision of non-audit services by KPMG was compatible with maintaining its independence.

     Based on the foregoing review and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements referred to above be filed with SPSS' Annual Report on Form 10-K for the year ended December 31, 2000.

                                          By the Audit Committee

                                          Bernard Goldstein
                                          Michael Blair
                                          Norman Nie

AUDIT FEES

     During 2000, the Company was billed $304,000 for the annual audit and for reviews of the financial statements included in the Company's quarterly Form 10-Q filings.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

     During 2000, the Company was billed $1,190,000 by its principal accountants for financial information systems design and implementation fees related to the Company's installation of a financial reporting system.

ALL OTHER FEES

     During 2000, the Company was billed $87,000 by its principal accountants for services relating to taxes, the audit of its employee benefit plan and other non-audit services.

     The Audit Committee, in fulfilling its duties, has considered whether the Company's principal accountants provision of non-audit services is compatible with maintaining the principal accountant's independence.

     Compensation Committee. In 2000, the Compensation Committee consisted of Messrs. Goldstein, Blair and Lutz, each a non-employee director. The Committee's primary functions are to make recommendations to the Board of Directors concerning remuneration arrangements for senior management and to review and make recommendations concerning the administration of certain Company benefit plans. The Compensation Committee held one meeting during 2000.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Messrs. Goldstein, Blair and Lutz were directors and members of the Compensation Committee during the last fiscal year. None of the members of the Compensation Committee has ever been an officer or employee of SPSS or any of its subsidiaries.

REPORT OF THE SPSS COMPENSATION COMMITTEE

To: The Board of Directors

     The Compensation Committee of the Board of Directors is composed entirely of directors who have never served as officers of SPSS. The Compensation Committee develops and administers the compensation programs for SPSS' executive officers. After consideration of the Compensation Committee's recommendations, the entire Board of Directors reviews and approves the base salaries, bonuses and the stock option and benefit programs for SPSS' executive officers. In 2000, the Board approved the Compensation Committee's recommendations in all material respects.

     Compensation Philosophy. SPSS has three principal objectives in its executive compensation programs:

          1. It strives to relate its total compensation for senior management to the achievement of financial benchmarks designed to build shareholder value.

          2. It rewards outstanding individual performance.

          3. It strives to structure its entire compensation package in a manner which is competitive with other executive compensation packages in the software industry, so that it will attract and retain highly capable key executives responsible for the success of SPSS and provide fair compensation for the responsibilities undertaken by those executives.

These goals are met through a combination of salary, bonuses, stock options and other benefits. SPSS is committed to increasing the proportion of the senior executives' compensation which is performance-based, and therefore variable, and to focus on building shareholder value as the primary measure of performance. To the extent practicable, the Compensation Committee's objective is to align the executive officers' financial interests with those of shareholders by focusing on specific financial objectives that the Compensation Committee believes will enhance shareholder value and through the grant of additional options pursuant to

SPSS' option plan, the opportunity for management to purchase additional shares on advantageous terms under the SPSS' Stock Purchase Plan and through present stock ownership and options.

     The Compensation Committee focuses principally on SPSS' financial performance -- specifically operating and net income -- in determining the amount of bonuses for the executive officers. Therefore, bonuses for these officers are a function of SPSS' overall financial performance relative to budgeted goals. In keeping with SPSS' commitment to increasing the proportion of the senior executives' compensation which is performance-based, base salary levels are designed to increase in comparatively small amounts and bonus compensation is designed so that it can increase or decrease significantly depending on SPSS' overall financial performance.

     The Compensation Committee works with the Chief Executive Officer (the "CEO") to determine the base salary of the other executive officers, to establish targets for the annual bonus program and to allocate the bonus pool among the executive officers. Consistent with the Compensation Committee's philosophy of shifting the proportion of compensation away from fixed to variable types of compensation, the Compensation Committee has targeted growth in total compensation to come from the bonus and other incentive forms of compensation. At the beginning of each year, the Compensation Committee establishes certain budgeted objectives for operating income. The total amount allocated to the annual bonus pool is dependent upon the degree to which budgeted goals are achieved.

     Under SPSS' Third Amended and Restated 1995 Equity Incentive Plan and 2000 Equity Incentive Plan, the Compensation Committee is authorized to make grants of stock options to executive officers. The Compensation Committee normally approves grants once a year and occasionally in connection with significant corporate events. During 2000, the Compensation Committee awarded stock options to executive officers under the Third Amended and Restated Equity Incentive Plan. In determining the size of the option grants, the Compensation Committee considers the impact of the grants on existing shareholders' stock ownership positions and the prospective value of the options as a performance incentive. The number of options previously awarded to and held by executive officers is reviewed and is one factor in determining the size of current option grants.

     The Compensation Committee has established a stock option program for which only policy-making senior executives of SPSS are eligible. Acceleration of the vesting of the options granted to the executive officers as of January 2000, which vesting would otherwise be 100% on the seventh anniversary of the grant, was contingent upon SPSS achieving certain 2000 revenue and profit levels established by the Board of Directors. Such options are customarily granted in the first half of the calendar year after budgetary targets have been established. The acceleration of these options is earned only if SPSS exceeds, by a significant percentage established by the Compensation Committee, the budgeted performance goals for SPSS operating and net income approved by the Board. In the event of a major corporate event, the Compensation Committee may change these goals.

     In addition to SPSS performance, the Compensation Committee also takes into account exceptional individual performance in determining bonus awards, although it does not assign a specified percentage of senior executive bonus compensation to this.

     Chief Executive Officer Compensation. The Compensation Committee also determines the CEO's base salary and bonus, employing largely the same principles described above, except that the amount of the CEO's bonus is purely a function of the financial performance of SPSS measured against the operating and net income goals established by the Compensation Committee and approved by the Board at the beginning of each year. The Compensation Committee believes that it has established a total compensation package which compares favorably to industry standards. The Compensation Committee considers the total salary and incentive compensation provided to chief executives of similar companies, although it does not target a specific percentile range within this group of similar companies' chief executive compensation in determining the CEO's compensation.

     The Compensation Committee recommends stock option grants reflecting the importance of Mr. Noonan's contribution to SPSS and the importance of aligning Mr. Noonan's interest in SPSS with that of stockholders. In 2000, Mr. Noonan received twice the number of stock options received by the other policy-making senior executives. The Compensation Committee recommended grants to Mr. Noonan of stock options to acquire 50,000 shares of common stock at $25.25 per share effective January 3, 2000. These options vest in the same manner as the stock options for the other senior executives.

     Mr. Noonan's bonus is determined in the same manner as the other policy-making senior executives, except that no portion of Mr. Noonan's bonus is based on exceptional individual performance. It is the Compensation Committee's view that the CEO's compensation should be based solely on the financial performance of SPSS and that, for the CEO, exceptional individual performance is so closely aligned with SPSS financial performance that the CEO's bonus should be based solely on overall SPSS financial performance.

     Tax Considerations. To the extent readily determinable and as one of the factors in its consideration of compensation matters, the Compensation Committee considers the anticipated tax treatment to SPSS and to the executive officers of various payments and benefits. Some types of compensation payments and their deductibility (e.g., the spread on exercise of non-qualified options) depend upon the timing of an executive's vesting or exercise of previously granted rights. Interpretations of and changes in the tax laws and other factors beyond the Compensation Committee's control also affect the deductibility of compensation. For these and other reasons, SPSS will not necessarily and in all circumstances limit executive compensation to the amount which is permitted to be deductible as an expense of SPSS under Section 162(m) of the Internal Revenue Code. The Compensation Committee will consider various alternatives to preserving the deductibility of compensation payments and benefits to the extent reasonably practicable and to the extent consistent with its other compensation objectives.

                                          Compensation Committee of SPSS Inc.

                                          Bernard Goldstein
                                          Michael Blair
                                          Merritt Lutz

COMPENSATION OF DIRECTORS

     For the year ended December 31, 2000, non-employee directors of SPSS were entitled to receive 5,000 options. Each director was also reimbursed by SPSS for reasonable expenses incurred in connection with services provided as a director. During 2000, Dr. Nie received compensation of $80,800 for consultant work on a part-time basis.

                             EXECUTIVE COMPENSATION

     The following tables show (a) the compensation paid or accrued by SPSS to the Chief Executive Officer, and each of the four most highly compensated officers of SPSS, other than the CEO, serving on December 31, 2000 (the "named executive officers") for services rendered to SPSS in all capacities during 1998, 1999, and 2000, (b) information relating to option grants made to the named executive officers in 2000 and (c) certain information relating to options held by the named executive officers. SPSS made no grants of freestanding stock appreciation rights ("SARs") in 1998, 1999, or 2000, nor did SPSS make any awards in 1998, 1999 or 2000 under any long-term incentive plan.

                           SUMMARY COMPENSATION TABLE

                                             ANNUAL COMPENSATION                       LONG TERM COMPENSATION
                                    --------------------------------------   -------------------------------------------
                                                                                      AWARDS             PAYOUTS
                                                                             -------------------------   -------
                                                                             RESTRICTED    SECURITIES
                                       SALARY                 OTHER ANNUAL     STOCK       UNDERLYING     LTIP      ALL
                                    COMPENSATION    BONUS     COMPENSATION    AWARD(S)    OPTIONS/SARS   PAYOUTS   OTHER
NAME AND PRINCIPAL POSITION  YEAR       ($)          ($)          ($)          ($)(1)        (#)(2)        ($)      ($)
---------------------------  ----   ------------    -----     ------------   ----------   ------------   -------   -----
Jack Noonan,..............   2000     $275,000     $132,750       None          None         50,000       None     None
  President and Chief        1999     $256,500     $ 96,125       None          None         50,000       None     None
  Executive Officer          1998     $242,500     $185,679       None          None         50,000       None     None
Ian Durrell,..............   2000     $197,000     $ 90,825       None          None         25,000       None     None
  Executive Vice President,  1999     $197,000     $141,500       None          None         25,000       None     None
  SPSS Market Research(3)    1998     $197,000     $ 27,229       None          None         25,000       None     None
Edward Hamburg,...........   2000     $200,000     $ 56,000       None          None         25,000       None     None
  Executive Vice President,  1999     $156,000     $ 46,375       None          None         25,000       None     None
  Corporate Operations and   1998     $156,000     $ 82,922       None          None         25,000       None     None
  Chief Financial Officer
Mark Battaglia,...........   2000     $176,000     $ 47,000       None          None         25,000       None     None
  Executive Vice President,  1999     $127,000     $ 41,375       None          None         25,000       None     None
  Corporate Marketing        1998     $110,000     $ 70,262       None          None         25,000       None     None
Susan Phelan,.............   2000     $150,000     $ 62,620       None          None         25,000       None     None
  Executive Vice President,  1999     $127,000     $ 84,080       None          None         25,000       None     None
  SPSS Products and          1998     $120,000     $ 57,743       None          None         25,000       None     None
  Services

---------------
(1) On December 31, 2000, Dr. Hamburg held 8,800 shares and Ms. Phelan held 1,986 shares of restricted common stock having a market value, based on the closing price of the common stock on that date, of $194,150 for Dr. Hamburg's shares and $43,816 for Ms. Phelan's shares.

(2) Amounts reflected in this column are for grants of stock options for the common stock of SPSS. No stock appreciation rights have been issued by SPSS.

(3) Payments and options shown in the table for Mr. Durrell reflect payments and option grants to Valletta Investments Limited, a consulting company controlled by Mr. Durrell. Mr. Durrell does not receive any personal benefits or perquisities, payments of salary and bonus, awards of options or other compensation from SPSS in his individual capacity.

     The following table shows the number of options to purchase common stock granted to each of the named executive officers during 2000.

                2000 OPTION/STOCK APPRECIATION RIGHTS GRANTS(1)

                                                 INDIVIDUAL GRANTS
                             ---------------------------------------------------------      POTENTIAL REALIZABLE
                                              PERCENT OF                                  VALUE AT ASSUMED ANNUAL
                              NUMBER OF         TOTAL                                       RATES OF STOCK PRICE
                              SECURITIES     OPTIONS/SARS     EXERCISE        LATEST          APPRECIATION FOR
                              UNDERLYING      GRANTED TO       OR BASE       POSSIBLE          OPTION TERM(2)
                             OPTIONS/SARS    EMPLOYEES IN       PRICE       EXPIRATION    ------------------------
NAME                          GRANTED(#)         2000          ($/SH)          DATE         5%($)        10%($)
----                         ------------    ------------     --------      ----------      -----        ------
Jack Noonan..............       50,000           9.18%         $25.250       01/03/10     $793,979     $2,012,100
Ian Durrell(3)...........       25,000           4.59%         $25.250       01/03/10     $396,990     $1,006,050
Edward Hamburg...........       25,000           4.59%         $25.250       01/03/10     $396,990     $1,006,050
Mark Battaglia...........       25,000           4.59%         $25.250       01/03/10     $396,990     $1,006,050
Susan Phelan.............       25,000           4.59%         $25.250       01/03/10     $396,990     $1,006,050

---------------
(1) The options were granted as of January 3, 2000, and had a seven-year cliff-vesting provision. However, that vesting period has been accelerated to four-year vesting, which acceleration was contingent upon achievement of certain performance conditions for the year ended December 31, 2000. The Board of Directors of SPSS may, at its discretion, grant additional options to the option holders in the event the option holders pay for the exercise price of the options by tendering by attestation SPSS common stock. In that case, the Board could grant these "reload" options in an amount equal to the number of shares of SPSS common stock that the option holder tendered by attestation.

(2) In satisfaction of applicable SEC regulations, the table shows the potential realizable values of these options, upon their latest possible expiration date, at arbitrarily assumed annualized rates of stock price appreciation of five and ten percent over the term of the options. The potential realizable value columns of the table illustrate values that might be realized upon exercise of the options at the end of the ten-year period starting with their vesting commencement dates, based on the assumptions shown above. Because actual gains will depend upon the actual dates of exercise of the options and the future performance of the common stock in the market, the amounts shown in this table may not reflect the values actually realized. No gain to the named executive officers is possible without an increase in stock price which will benefit all stockholders proportionately. Actual gains, if any, on option exercises and common stock holdings are dependent on the future performance of the common stock and general stock market conditions. There can be no assurance that the potential realizable values shown in this table will be achieved, or that the stock price will not be lower or higher than projected at five and ten percent assumed annualized rates of appreciation.

(3) Options shown in the table for Mr. Durrell are options granted to Valletta.

        AGGREGATED OPTION/STOCK APPRECIATION RIGHT EXERCISES IN 2000 AND
                YEAR-END OPTION/STOCK APPRECIATION RIGHT VALUES

                                                                                            VALUE OF
                                                                      NUMBER OF            UNEXERCISED
                                                                     UNEXERCISED          IN-THE-MONEY
                                                                   OPTIONS/SARS AT       OPTIONS/SARS AT
                                                                      YEAR-END              YEAR-END
                                      SHARES                           (#)(1)               ($)(1)(2)
                                    ACQUIRED ON      VALUE         ---------------    ---------------------
                                     EXERCISE      REALIZED         EXERCISABLE/          EXERCISABLE/
NAME                                    (#)        ($)(1)(4)        UNEXERCISABLE         UNEXERCISABLE
----                                -----------    ---------       ---------------    ---------------------
Jack Noonan.....................        None            N/A        343,268/90,399     $7,573,350/$1,994,428
Ian Durrell(3)..................      25,000        378,800         79,800/45,200     $ 1,760,588/$ 997,225
Edward Hamburg..................       1,600         43,196        169,831/45,202     $ 3,746,896/$ 997,269
Mark Battaglia..................      20,000        471,500        139,131/45,202     $ 3,069,578/$ 997,269
Susan Phelan....................        None            N/A        140,798/45,202     $ 3,106,356/$ 997,269

---------------
(1) All information provided is with respect to stock options. No stock appreciation rights have been issued by SPSS.

(2) These amounts have been determined by multiplying the aggregate number of options by the difference between $22.0625, the closing price of the common stock on the Nasdaq National Market on December 31, 2000, and the exercise price for that option.

(3) Options shown in the table for Mr. Durrell are options granted to Valletta.

(4) These amounts have been determined by multiplying the aggregate number of options exercised by the difference between the closing price of the common stock on the Nasdaq National Market on the date of exercise and the exercise price for that option.

EMPLOYMENT AGREEMENTS

     SPSS entered into an employment agreement with Jack Noonan on January 14, 1992. This employment agreement provides for a one-year term with automatic one-year extensions unless Mr. Noonan or SPSS gives a written termination notice at least 90 days before the expiration of the initial term or any extension. It also provides for a base salary of $225,000 during the initial term, together with the same benefits provided to other employees of SPSS. The Board of Directors annually reviews Mr. Noonan's base compensation and increased it to $235,000 for 1993, 1994, 1995, 1996 and 1997 and to $242,500 in 1998, $256,500
in 1999 and $275,000 in 2000. If SPSS terminates Mr. Noonan's employment without cause, SPSS must pay Mr. Noonan an amount equal to 50% of Mr. Noonan's annual base salary in effect at the time of termination. This amount is payable in 12 equal monthly installments. However, if Mr. Noonan finds other employment at a comparable salary the Company's obligation to make these payments ceases. The employment agreement requires Mr. Noonan to refrain from disclosing confidential information of SPSS and to abstain from competing with SPSS during his employment and for a period of one year after employment ceases. Only Mr. Noonan and Mr. Durrell, through a management services agreement with Valletta described in "Management Services Agreement" below, are employed through an employment or similar agreement. However, SPSS does have confidentiality and work-for-hire agreements with many of its key management and technical personnel.

MANAGEMENT SERVICES AGREEMENT

     SPSS has entered into a management services agreement with Valletta, which requires that Ian Durrell's services are provided to SPSS. Either Valletta or SPSS may terminate the agreement at any time upon 30 days' written notice. If SPSS terminates the agreement under the 30-day notice provision without cause, Valletta is entitled to termination payments equal to 50% of its annual compensation then in effect in six equal monthly installments. The agreement further provides that if specified performance standards are satisfied, Valletta is to receive annual compensation at a rate established by the Board of Directors plus incentive compensation. For 2000, Valletta's aggregate compensation, including bonus, was $287,825. The management services agreement requires Valletta to refrain from disclosing confidential information about SPSS and to abstain from competing with SPSS during the term of the management services agreement and for a period of eighteen months thereafter. Mr. Durrell has agreed to be bound by the terms and conditions of the management services agreement and to act as Vice-President, International and to head the Company's non-western hemisphere operations.

CONSULTING AGREEMENT

     SPSS has entered into a consulting agreement, dated as of January 1, 1997, with Norman H. Nie Consulting L.L.C., an Illinois Limited Liability Company. Nie Consulting is to provide thirty (30) hours per month of consulting services on various matters relating to the business of SPSS. This consulting agreement provides for a one-year term with automatic one-year extensions unless Nie Consulting or SPSS gives a written notice of termination at least 30 days prior to the expiration of the initial term or any extension. SPSS may terminate this consulting agreement for cause, in which event SPSS shall pay Nie Consulting all accrued but unpaid compensation. The agreement also provides that Nie Consulting is to receive annual compensation of $80,800 and reimbursement of reasonable out of pocket expenses incurred in performing services under the consulting agreement. The consulting agreement requires that the Nie Consulting refrain from disclosing confidential information about SPSS during the term of the consulting agreement and for a period of five years after its expiration. In addition, the consulting agreement requires that Nie Consulting abstain from competing with SPSS during his consultancy and for a period of one-year after the consultancy ceases.

CHANGE OF CONTROL AGREEMENTS

     On November 30, 2000, SPSS entered into revised change of control agreements with its named executive officers. These agreements provide certain benefits to any one or more officers who is terminated or constructively terminated following a change of control. The agreements provide that, if the executive is terminated without cause or constructively terminated within two years following a change of control, then the executive may receive benefits including a severance package equal to the greater of (a) the aggregate cash compensation received in the immediately preceding fiscal year, or (b) the aggregate cost compensation scheduled to be received during the current fiscal year; the accelerated vesting of all previously unvested options; and participation in the same health and welfare benefits he or she received at any time within 120 days of the change of control for eighteen months following that date of such termination.

EQUITY INCENTIVE PLANS

     Pursuant to the Third Amended and Restated 1995 Equity Incentive Plan (the "1995 Equity Incentive Plan") and the 2000 Equity Incentive Plan (the "2000 Equity Incentive Plan"), SPSS may award stock options and a variety of other equity incentives to directors, executive officers, other key executives, employees and independent contractors of SPSS and any of its subsidiaries. The Board is authorized to delegate to the Compensation Committee the administration of the either Equity Incentive Plan. The purpose of both Equity Incentive Plans is to further the success of SPSS by attracting and retaining key management and other talent and providing to such persons incentives and rewards tied to SPSS' business success.

     The maximum number of shares of SPSS common stock that may be issued or transferred to such persons under the 1995 Equity Incentive Plan may not exceed 1,800,000 and may not exceed 500,000 shares under the 2000 Equity Incentive Plan. In order to encourage executives to exercise vested options and thereby increase direct ownership of SPSS common stock by management, the Board has approved the grant of "reload options" at the then-current market price to the exercising individual in an amount equal to the sum of the number of shares of SPSS common stock tendered, actually or by attestation, in payment of the exercise price of the equity incentives or any applicable withholding taxes.

     Pursuant to the 1999 Employee Equity Incentive Plan, SPSS may award nonqualified stock options and a variety of other equity incentives to non-executive officer, non-director employees and independent contractors of SPSS and any of its subsidiaries. The Board is authorized to delegate to the Compensation Committee the administration of the 1999 Employee Equity Incentive Plan. The purpose of the 1999 Employee Equity Incentive Plan is to further the success of SPSS by attracting outstanding employees and other talent and providing to such persons incentives and rewards tied to SPSS' business success. The maximum number of shares of SPSS common stock that may be issued or transferred to such persons in any given calendar year is three percent (3%) of the greatest number of total SPSS common stock outstanding in the previous calendar year.

PERFORMANCE GRAPH

     The following graph shows the changes in $100 invested since December 31, 1995, in SPSS' common stock, the Nasdaq 100 Stocks Index and S&P Computer Software and Services Index, a specialized industry focus group, assuming that all dividends were reinvested.

                               PERFORMANCE GRAPH


                                             12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00
   SPSS (NASDAQ: SPSS)                       $100.00    $142.95    $ 98.72    $ 96.79    $129.49    $113.14
   NASDAQ 100 Stock Index                    $100.00    $186.96    $171.95    $318.63    $643.49    $406.40
   S&P Computer Software & Services Index..  $100.00    $118.35    $216.32    $391.85    $593.55    $342.33

TRANSACTIONS WITH NORMAN NIE

     Dr. Nie received 5,000 options for his services as Chairman of the Board in 2000 and $80,800 for product development work on a part-time basis. Dr. Nie is a limited partner in Computer Software Development Company, a research and development limited partnership to which SPSS incurred royalty expense of $235,000 in 1998, $237,000 in 1999 and $252,000 in 2000.

STOCKHOLDERS AGREEMENT

     In connection with the Company's initial public offering, SPSS and the individuals and entities who were stockholders before the initial public offering entered into an agreement containing registration rights with respect to outstanding capital stock of SPSS and granting to each of the Nie Trust and Morgan Stanley Venture Capital Fund, so long as they own beneficially more than 12.5% of the capital stock of SPSS, the right to designate one nominee (as part of the management slate) in each election of directors at which directors of the class specified for the holder are to be elected. Since the completion of the February 1995 offering, Morgan Stanley Venture Capital Fund owned less than 12.5% and currently owns no capital stock of SPSS. Currently, the Nie Trust owns less than 12.5% of the Capital Stock of SPSS.

     As required by the stockholders agreement, the holders of restricted securities constituting more than seven percent of the outstanding shares at any time may require SPSS to register under the Securities Act all or any portion of the restricted securities held by the requesting holder or holders for sale in the manner specified in the notice. SPSS is not bound to honor the request unless the proceeds from the registered sale can reasonably be expected to exceed $5,000,000. SPSS estimates that the cost of complying with demand registration rights would be approximately $50,000 for a single registration.

     All of the stockholders who acquired their shares before the initial public offering have piggyback registration rights, which entitle them to seek inclusion of their common stock in any registration by SPSS, whether for its own account or for the account of other security holders or both (except with respect to registration on Forms S-4 or S-8 or another form not available for registering restricted securities for sale to the public). In the event of a request to have shares included in a registration statement filed by SPSS for its own account, the Company's underwriters may generally reduce, pro rata, the amount of common stock to be sold by the stockholders if the inclusion of all such securities would be materially detrimental to the Company's offering.

     The following table shows, as of May 1, 2001, the number and percentage of shares of common stock beneficially owned by:

     - each person known by SPSS to own beneficially more than 5% of the outstanding shares of the common stock;

     - each director of SPSS;

     - each named executive officer of SPSS; and

     - all directors and named executive officers of SPSS as a group.

Unless otherwise indicated in a footnote, each person possesses sole voting and investment power with respect to the shares indicated as beneficially owned.

     The business address for Mr. Lutz is the office of Morgan Stanley Dean Witter & Co. at 750 Seventh Avenue, 16th floor, New York, New York 10019. The business address of Mr. Goldstein is the office of Broadview International LLC, One Bridge Plaza, Fort Lee, New Jersey 07024. The business address for Michael Blair is the office of Cyborg Systems, Inc., Two North Riverside Plaza, 12th floor, Chicago, Illinois 60606. The business address for Promod Haque is Norwest Venture Partners, 245 Lytton Avenue, Suite 250, Palo Alto, California 94301. The business address for William Binch is 83 Hollins Drive, Santa Cruz, California 95060. The business address of Fidelity Management & Research Company is 82 Devonshire Street, Boston, Massachusetts 02109. The business address for the T. Rowe Price Associates, Inc. is 100 East Pratt Street, Baltimore, Maryland 21202. The business address for Daruma Asset Management, Inc. is 60 East 42nd Street, Suite 1111, New York, New York 10165. The business address for Brown Capital Management, Inc. is 1201 N. Calvert Street, Baltimore, Maryland 21202. The business address of each other person listed below is 233 South Wacker Drive, Chicago, Illinois 60606.

                                                                       SHARES
                                                                BENEFICIALLY OWNED}
                                                                --------------------
NAME                                                             NUMBER      PERCENT
----                                                             ------      -------
Norman H. Nie, individually, as Trustee of the Nie Trust and as a Director and President of the Norman and Carol Nie
  Foundation, Inc.(1).......................................    1,000,714      7.3
Brown Capital Management, Inc.(2)...........................    1,207,900      8.8
T. Rowe Price Associates, Inc.(3)...........................      876,400      6.4
Fidelity Management & Research Company(4)...................      874,300      6.4
Daruma Asset Management, Inc.(5)............................      877,300      6.4
Jack Noonan(6)..............................................      393,029      2.8
Bernard Goldstein(7)........................................       54,525        *
Edward Hamburg(8)...........................................      160,913      1.2
Mark Battaglia(9)...........................................      172,496      1.2
Susan Phelan(10)............................................      155,766      1.1
Ian Durrell(11).............................................       92,782        *
Merritt M. Lutz(12).........................................       37,414        *
Michael D. Blair(13)........................................       18,896        *
Promod Haque(14)............................................      936,499      6.8

                                                                       SHARES
                                                                BENEFICIALLY OWNED}
                                                                --------------------
NAME                                                             NUMBER      PERCENT
----                                                             ------      -------
William Binch(15)...........................................        9,107        *
Kenneth Holec(16)...........................................      354,805      2.6
All directors and executive officers as a group (12
  persons)(17)..............................................    3,386,946     22.9

------------
  * The percentage of shares beneficially owned does not exceed 1% of the Common Stock.

 (1) Includes 24,081 shares through options exercisable within 60 days; 90,433 shares held of record by the Norman and Carol Nie Foundation, Inc.; and 851,200 shares held by the Nie Trust and 35,000 shares held individually. Dr. Nie shares voting and investment power over the 90,433 shares held by the Nie Foundation with Carol Nie.

 (2) Brown Capital Management, Inc. is the beneficial owner of 1,207,900 shares of SPSS common stock and an investment advisor in accordance with Section 203 of the Investment Advisor Act. This information was taken from Brown's
     Schedule 13G dated February 15, 2001.

 (3) T. Rowe Price Associates, Inc. is the beneficial owner of 876,400 shares of SPSS common stock and an investment advisor registered under Section 203 of the Investment Advisors Act of 1940. This information was taken from T. Rowe Price' Schedule 13G dated February 12, 2001.

 (4) Fidelity Management & Research Company, a wholly-owned subsidiary of FMR Corp. and an investment adviser registered under Section 203 of the Investment Advisers Act of 1940, is the beneficial owner of 874,300 shares of SPSS common stock 806,800 of which are owned as a result of acting as investment adviser to several investment companies registered under Section 8 of the Investment Company Act of 1940. The ownership of one investment company, Fidelity Low-Priced Stock Fund, amounted to 806,800 shares of SPSS common stock. FMR Corp. has the power to dispose of the shares of SPSS common stock. The Board of Trustees directs the voting of the shares of SPSS common stock. This information was taken from FMR Corporation's
     Schedule 13G, filed on February 14, 2001.

 (5) Daruma Asset Management, Inc. is the beneficial owner of 877,300 shares of SPSS common stock and an investment advisor in accordance with Section 203 of the Investment Advisor Act. This information was taken from Daruma's
     Schedule 13G dated February 6, 2001.

 (6) Includes 381,442 shares through options exercisable within 60 days.

 (7) Includes 24,081 shares through options exercisable within 60 days.

 (8) Includes 152,113 shares through options exercisable within 60 days.

 (9) Includes 152,113 shares through options exercisable within 60 days.

(10) Includes 153,780 shares through options exercisable within 60 days.

(11) Mr. Durrell is the beneficial owner of these shares, which consist solely of 92,782 shares through options exercisable within 60 days held of record by Valletta.

(12) Includes 24,081 shares through options exercisable within 60 days.

(13) Includes 18,896 shares through options exercisable within 60 days.

(14) Dr. Haque's beneficial ownership includes 631,044 shares held by Norwest Equity Partners IV, L.P. and 305,455 shares held by Norwest Equity Partners V, L.P. Dr. Haque, one of the Company's directors, is a general partner of Norwest Equity Partners V. Dr. Haque shares voting and dispositive power shares held by the Norwest funds with other general and managing partners of the Norwest funds. Dr. Haque disclaims beneficial ownership of shares held by Norwest Equity Partners IV, L.P. and Norwest Equity Partners V, L.P.

(15) Includes 9,107 shares through options exercisable within 60 days.

(16) Mr. Holec's beneficial ownership includes 27,934 options exercisable within 60 days, 26,949 shares registered in the name of Kenneth H. Holec 1999 Trust and 2,513 shares registered in the name of each of Mr. Holec's three minor children.

(17) Includes 1,064,410 shares through options exercisable within 60 days.

                                   PROPOSAL 2

              RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

     The Board of Directors, upon recommendation of its Audit Committee, has selected the accounting firm of KPMG LLP to serve as independent auditors of SPSS with respect to the 2001 fiscal year and proposes the ratification by the stockholders of such selection. KPMG LLP has served as SPSS' independent auditors since 1985, is familiar with the business and operations of SPSS and has offices convenient to SPSS' offices.

     Representatives of KPMG LLP will be present at the annual meeting. They will have the opportunity to make a statement and will be available to respond to appropriate questions.

      THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE
                                RATIFICATION OF
   THE APPOINTMENT OF KPMG LLP AS INDEPENDENT AUDITORS FOR FISCAL YEAR 2001.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires our directors, executive officers and holders of more than 10% of our common stock to file with the Securities and Exchange Commission reports regarding their ownership and changes in ownership of our securities. SPSS believes, during fiscal year 2000, its directors, executive officers and 10% shareowners complied with all Section 16(a) filing requirements with the following exceptions: (i) a late report on Form 5 filed by Dr. Norman H. Nie regarding sales of a total of 120,000 shares of SPSS common stock in February and March, 2000, and (ii) a late report of the exercise of 25,000 options and sale of the stock underlying those options during June and August, 2000. In making this statement, SPSS has relied upon examination of the copies of Forms 3, 4 and 5 provided to SPSS and the written representations of its directors, officers and 10% shareowners.

                   SOLICITATION AND EXPENSES OF SOLICITATION

     The expenses of preparing and mailing this Proxy Statement and the accompanying form of proxy and the cost of solicitation of proxies on behalf of the Board will be paid by SPSS. Proxies may be solicited by personal interview, mail or telephone. Brokerage houses, other custodians and nominees will be asked whether other persons are beneficial owners of the shares which they hold of record and, if so, they will be supplied with additional copies of the proxy materials for distribution to such beneficial owners. SPSS will reimburse parties holding stock in their names or in the names of their nominees for their reasonable expenses in sending the proxy materials to their principals.

                      SUBMISSION OF STOCKHOLDER PROPOSALS
                          FOR THE 2002 ANNUAL MEETING

     Stockholder proposals for inclusion in the Proxy Statement to be issued in connection with the 2002 Annual Meeting of Stockholders must be mailed to the Secretary, SPSS Inc., 233 South Wacker Drive, Chicago, Illinois 60606, and must be received by the Secretary on or before January 21, 2002. Additionally, if a proponent of a stockholder proposal from the floor during the 2002 Annual Meeting of Stockholders fails to provide notice of the intent to make such a proposal by personal delivery or mail to SPSS on or before April 5, 2002 or by an earlier or later date, if such date is established by amendment to SPSS' by-laws, then any proxy solicited by management may confer discretionary authority to vote on such proposal. SPSS will consider only proposals meeting the requirements of applicable SEC rules.

                                 ANNUAL REPORT

     A copy of SPSS' Annual Report on Form 10-K for the Fiscal Year Ended December 31, 2000 is being mailed with this Proxy Statement to each stockholder entitled to vote at the annual meeting. STOCKHOLDERS NOT RECEIVING A COPY OF THE ANNUAL REPORT ON FORM 10-K MAY OBTAIN ONE WITHOUT CHANGE BY WRITING OR CALLING EDWARD HAMBURG, SECRETARY, SPSS INC., 233 SOUTH WACKER DRIVE, CHICAGO, ILLINOIS 60606, TELEPHONE (312) 651-3000.

                                          By order of the Board of Directors

                                          /s/ Edward Hamburg
                                          Edward Hamburg
                                          Secretary of SPSS Inc.

                                                                      APPENDIX A

                                   SPSS INC.

            CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

I. AUDIT COMMITTEE PURPOSE

     The Audit Committee is appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibilities. The Audit Committee's primary duties and responsibilities are to:

     - Monitor the integrity of the Company's financial reporting process and systems of internal controls regarding finance, accounting, and legal compliance.

     - Monitor the independence and performance of the Company's independent auditors and internal auditing department.

     - Provide an avenue of communication among the independent auditors, management, the internal auditing department, and the Board of Directors.

     The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it has direct access to the independent auditors as well as anyone in the organization. The Audit Committee has the ability to retain, at the Company's expense, special legal, accounting, or other consultants or experts it deems necessary in the performance of its duties.

II. AUDIT COMMITTEE COMPOSITION AND MEETINGS

     Audit Committee members shall meet the requirements of the NASD/AMEX Exchange. The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent nonexecutive directors, free from any relationship that would interfere with the exercise of his or her independent judgment. All members of the Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements, and at least one member of the Committee shall have accounting or related financial management expertise.

     Audit Committee members shall be appointed by the Board. If an audit committee Chair is not designated or present, the members of the Committee may designate a Chair by majority vote of the Committee membership.

     The Committee shall meet at least four times annually, or more frequently as circumstances dictate. The Audit Committee Chair shall prepare and/or approve an agenda in advance of each meeting. The Committee should meet privately in executive session at least annually with management, the director of the internal auditing department, the independent auditors, and as a committee to discuss any matters that the Committee or each of these groups believe should be discussed. In addition, the Committee, or at least its Chair, should communicate with management and the independent auditors quarterly to review the Company's financial statements and significant findings based upon the auditor's limited review procedures.

III. AUDIT COMMITTEE RESPONSIBILITIES AND DUTIES

  Review Procedures

1. Review and reassess the adequacy of this Charter at least annually. Submit the charter to the Board of Directors for approval and have the document published at least every three years in accordance with SEC regulations.

2. Review the Company's annual audited financial statements prior to filing or distribution. Review should include discussion with management and independent auditors of significant issues regarding accounting principles, practices, and judgments.

3. In consultation with the management, the independent auditors, and the internal auditors, consider the integrity of the Company's financial reporting processes and controls. Discuss significant financial risk exposures and the steps management has taken to monitor, control, and report such exposures. Review significant findings prepared by the independent auditors and the internal auditing department together with management's responses.

4. Review with financial management and the independent auditors the company's quarterly financial results prior to the release of earnings and/or the company's quarterly financial statements prior to filing or distribution. Discuss any significant changes to the Company's accounting principles and any items required to be communicated by the independent auditors in accordance with SAS 61 (see item 9). The Chair of the Committee may represent the entire Audit Committee for purposes of this review.

  Independent Auditors

1. The independent auditors are ultimately accountable to the Audit Committee and the Board of Directors. The Audit Committee shall review the independence and performance of the auditors and annually recommend to the Board of Directors the appointment of the independent auditors or approve any discharge of auditors when circumstances warrant.

2. Approve the fees and other significant compensation to be paid to the independent auditors.

3. On an annual basis, the Committee should review and discuss with the independent auditors all significant relationships they have with the Company that could impair the auditors' independence.

4. Review the independent auditors audit plan -- discuss scope, staffing, locations, reliance upon management, and internal audit and general audit approach.

5. Prior to releasing the year-end earnings, discuss the results of the audit with the independent auditors. Discuss certain matters required to be communicated to audit committees in accordance with AICPA SAS 61.

6. Consider the independent auditors' judgments about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting.

  Other Audit Committee Responsibilities

1. Annually prepare a report to shareholders as required by the Securities and Exchange Commission. The report should be included in the Company's annual proxy statement.

2. Perform any other activities consistent with this Charter, the Company's by-laws, and governing law, as the Committee or the Board deems necessary or appropriate.

3. Maintain minutes of meetings and periodically report to the Board of Directors on significant results of the foregoing activities.

PROXY                            SPSS INC.                              PROXY

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD JUNE 20, 2001

   The undersigned stockholder hereby constitutes Jack Noonan and Edward Hamburg proxies, with full authority and hereby revoking all other proxies heretofore given with respect to such stock, which may be exercised by either one or both of them, with power of substitution, to vote and act for the undersigned at the Annual Meeting of Stockholders of SPSS Inc. ("SPSS") to be held at the offices of SPSS, 233 South Wacker Drive, Chicago, Illinois, at 1:00 p.m. (local time) on June 20, 2001 (the "Meeting"), and at any adjournment thereof, as designated herein, and the proxies are authorized to vote in their discretion upon such other business as may properly come before the Meeting.

     New Address:
                 -------------------------

       -----------------------------------

       -----------------------------------


     PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED RETURN ENVELOPE.

                 (Continued and to be signed on reverse side.)

-----------------------------------------------------------------------------

                                   SPSS INC.
   PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY. [X]


[                                                                                                                             ]

THE BOARD OF DIRECTORS RECOMMENDS APPROVAL OF ALL PROPOSALS.
                                                   FOR ALL (EXCEPT
1. ELECTION OF DIRECTORS TO SERVE    FOR  WITHHOLD NOMINEE(S)        2. To ratify the selection of      FOR   AGAINST   ABSTAIN
   A TERM EXPIRING IN 2004:          ALL    ALL    WRITTEN BELOW)       KPMG LLP as independent         [ ]     [ ]       [ ]
   Nominees: 01-Merritt Lutz         [ ]    [ ]      [ ]                auditors for SPSS for 2001.
             02-Kenneth Holec
                                                                     Check here if you plan to attend   [ ]
   -----------------------------                                     the meeting.

                                                                     Check here for address change.     [ ]

                                                                                            THIS PROXY WHEN PROPERLY EXECUTED WILL
                                                                                            BE VOTED IN THE MANNER DIRECTED HEREIN
                                                                                            BY THE UNDERSIGNED STOCKHOLDER. IF NO
                                                                                            DIRECTION IS MADE, THIS PROXY WILL BE
                                                                                            VOTED FOR PROPOSALS 1 AND 2.

                                                                                            Dated:                          , 2001
                                                                                                  --------------------------

                                                                                            Signature(s)
                                                                                                        --------------------------
                                                                                            PLEASE SIGN EXACTLY AS NAME APPEARS
                                                                                            HEREON, JOINT OWNERS SHOULD EACH SIGN
                                                                                            PERSONALLY. EXECUTORS, TRUSTEES,
                                                                                            OFFICERS, ETC., SHOULD INDICATE THEIR
                                                                                            TITLES WHEN SIGNING.

-------------------------------------------------------------------------------
                          *   FOLD AND DETACH HERE   *

                             YOUR VOTE IS IMPORTANT!

                      PLEASE SIGN, DATE AND RETURN PROMPTLY
                         IN THE ENCLOSED RETURN ENVELOPE.